VANGUARD
WELLINGTON FUND

SEMIANNUAL
REPORT
MAY 31,1999

[A MEMBER OF THE VANGUARD GROUP LOGO]

AT  VANGUARD,  WE BELIEVE
THAT  TRADITION  MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto- "Leading the way"-serves as a guiding principle for our company.

o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

        [COMPASS GRAPHIC]
             CONTENTS

           A MESSAGE TO
         OUR SHAREHOLDERS
                 1

          THE MARKETS IN
           PERSPECTIVE
                 3

            REPORT FROM
            THE ADVISER
                 5

       PERFORMANCE SUMMARY
                 7

           FUND PROFILE
                 8

       FINANCIAL STATEMENTS
                12

  For an update on our Year 2000
     preparedness, see page 23.

 All comparative mutual fund data
  are from Lipper or Morningstar,
      unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

Vanguard Wellington Fund returned +5.6% during the six months ended May 31, 1999, the first half of its fiscal year. The gain was respectable by absolute standards but slightly trailed the +6.3% return earned by both of our performance benchmarks-the average balanced mutual fund and an unmanaged composite stock/bond index.
     The table below compares our total return (capital change plus reinvested dividends) for the half-year with those of the average balanced fund (as calculated by Lipper) and the composite index, which is weighted 65% in the Standard & Poor's 500 Composite Stock Price Index and 35% in the Lehman Brothers Long Corporate AA or Better Bond Index. For reference, the S&P 500 Index gained +12.6% during the six months, while the Lehman Long Corporate AA or Better Index declined -4.6%.
     The fund's return is based on a decrease in net asset value from $32.29 per share on November 30, 1998, to $30.70 per share on May 31, 1999, and is adjusted for dividends of $0.72 per share paid from net investment income and a distribution of $2.44 per share paid from net realized capital gains. The fund's yield as of May 31 was 3.4%.

--------------------------------------------------
                                  TOTAL RETURNS
                                 SIX MONTHS ENDED
                                   MAY 31, 1999
--------------------------------------------------
Vanguard Wellington Fund              +5.6%
--------------------------------------------------
Average Balanced Fund                 +6.3%
--------------------------------------------------
Wellington Composite Index*           +6.3%
--------------------------------------------------
S&P 500 Index                        +12.6%
--------------------------------------------------
Lehman Long Corporate AA or
   Better Bond Index                  -4.6%
--------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Long
Corporate AA or Better Index.


THE PERIOD IN REVIEW
Continued strong expansion of the U.S. economy helped boost stock prices but also resulted in higher interest rates and lower bond prices during the six months ended May 31. Led by a surge in consumer spending, which in turn was fueled by high employment and rising incomes, the economy grew at an annualized rate of 6.0% during the fourth quarter of 1998 and at a 4.3% rate during the first quarter of 1999.
     The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +13.2% for the six months ended May 31. However, there were significant divergences within the market. During the first four months of the new fiscal year, the stock market's advance was led by large-capitalization growth stocks--the sector that had dominated market performance for the past several years. During April and May, there was a distinct switch in market leadership, as small-cap stocks as well as value stocks--those characterized by below-average prices in relation to such fundamental measures as book value, earnings, and dividends--outperformed the large-cap growth stocks. The strength of the U.S. economy and signs of improvement in many foreign economies boosted prospects and share prices of such value-stock sectors as energy, machinery, and basic materials producers. For the half-year, returns on large- and small-cap stocks and on growth and value stocks diverged by only 1 to 2 percentage points.
     Bond prices declined during the six months as interest rates moved higher in response to the economy's strength and to a worrisome inflation report for April.

Yields on U.S. Treasury bonds rose by about 75 to 90 basis points (0.75 to 0.90 percentage point). The benchmark 30-year U.S. Treasury bond's yield rose from 5.06% at the beginning of the fiscal year to 5.83% as of May 31. The Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a good measure of the overall taxable bond market, returned -0.8%, as a -3.8% price decline offset interest income of +3.0%. Long-term bonds, which are most sensitive to changes in interest rates, had larger declines (-7.8% in the price of the Lehman Long Corporate AA or Better Index, for a total return--including a half-year's interest income--of -4.6%).

PERFORMANCE OVERVIEW
Wellington Fund's +5.6% return was 0.7 percentage point behind the +6.3% total return of both the average balanced fund and our theoretical stock/bond index. Our modest shortfall versus our average peer was due primarily to the longer maturity and duration of our bond holdings. At 18.0 years, our bond holdings' average maturity is nearly double that of the holdings in the typical balanced fund, making the price of our holdings nearly twice as sensitive as the average fund to changes in interest rates. This factor worked against us during the half-year, but aids our performance when interest rates are stable or declining.
     Our return was hurt in comparison both with other funds and with the S&P 500 Index by our light commitment to technology stocks--5.7% on average during the half- year, versus 17.0% for the index. The tech sector earned about +26% during the six months, so being underweighted was a negative for us. Also, our performance was hurt by subpar returns on our stock selections in the utilities and producer-durables sectors. On a positive note, our adviser's selections in the health-care sector performed quite well.
     As always, Wellington Fund benefited from its low operating costs. Your fund's expense ratio (an annualized 0.32% of average net assets during the half-year) is nearly a full percentage point lower than that of the average balanced fund (1.31% of assets).

IN SUMMARY
Wellington Fund will mark 70 years of operation on July 1, 1999. It is the oldest balanced mutual fund in the nation, and we are proud not only of its longevity but also of the contribution the fund has made toward meeting the needs of millions of investors over the past seven decades.
     The fund's original formulation as a balanced portfolio of both stocks and bonds has stood the test of time quite well. Balance--holding a mixture of stocks, bonds, and cash reserves appropriate to your investment time horizon, goals, and tolerance for risk--is the foundation for successful investment programs. This is so because financial markets are unpredictable--as illustrated by the divergence of stock and bond returns during the first half of Wellington Fund's fiscal 1999. A balanced approach helps investors to ride out the inevitable turbulence in the markets and to adhere to their long-term goals and plans. Similarly, we pledge that Wellington Fund will continue "staying the course" in its balanced investment strategy.


/S/                           /S/
John C. Bogle                 John J. Brennan
Senior Chairman               Chairman and
                              Chief Executive Officer
June 14, 1999

THE MARKETS IN PERSPECTIVE
SIX  MONTHS ENDED MAY 31, 1999

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.
     However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS
Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.

--------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                     PERIODS ENDED MAY 31, 1999
                                                   -----------------------------
                                                    6 MONTHS  1 YEAR    5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                        12.6%     21.0%     25.9%
  Russell 2000 Index                                   11.0      -2.7      13.6
  Wilshire 5000 Index                                  13.2      17.7      23.8
  MSCI EAFE Index                                       4.2       4.7       8.0
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                          -0.8%      4.4%      7.8%
  Lehman 10 Year Municipal Bond Index                   0.4       4.6       7.2
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                            2.2       4.8       5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                  1.3%      2.1%      2.4%
--------------------------------------------------------------------------------
*Annualized.


     During the early part of the semiannual period, stock investors favored large-cap growth stocks-- a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

     Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.
     Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS
For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.
     Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.
     Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS
Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.
     Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

REPORT FROM THE ADVISER

Vanguard Wellington Fund's return for the six months ended May 31, 1999, was 5.6%. During this period, the average balanced fund and the unmanaged 65% stock/35% bond composite index both returned 6.3%. The fund's equities, which made up 67% of assets at the end of May, gained 10.9% during the period, compared with a 12.6% total return for the S&P 500 Index. Our fixed-income securities, 31% of assets, declined -3.5% before expenses, compared with a -4.6% decline for the long-term bond component of our benchmark index.
     The stock market rose impressively during the half-year, notwithstanding a general rise in interest rates. Within the stock market, performance through late March was dominated by a small group of high-priced growth stocks, particularly in the technology and telecommunications sectors. In April, value stocks--lower-priced companies with lower growth prospects--made a stunning comeback. Wellington Fund, which emphasizes conservatively managed, dividend-paying companies with relatively low valuation parameters, is predominantly exposed to the value group. The fund's stock holdings trailed the S&P 500 by 9 percentage points during the first three months of the fiscal year and exceeded the index by 7.9 points during the second three months.
     The underperformance of the value sector, which started in 1997 and became more severe in 1998, is tied to the economic environment in a number of ways. First, the Asian economic crisis hurt many U.S. basic-commodity producers and manufacturers, as orders from Asia dried up and Asian countries tried to stimulate their economies by exporting more products. Second, low-priced imports to the U.S. market, combined with productivity gains and wage moderation in the United States, led to low inflation and declining interest rates until late 1998. Finally, substantial worries about the world financial system led the Federal Reserve Board to implement three interest rate cuts late in 1998. These developments, at least until year-end 1998, were quite favorable for growth stocks, which do relatively well when the prevailing interest rate that investors use to discount future earnings is low. The recovery in value stocks since early April similarly can be attributed to the uptrend in interest rates and to growing confidence among investors that the world economy will grow at a somewhat faster pace, thus reducing the specter of deflation.
     During the period, turnover of our stock holdings continued at an annual rate in the 20% to 30% range. Positive contributors to the fund's performance during the half-year included stocks in the health, energy, and basic materials sectors. However, our performance relative to our benchmarks was hurt by our underweighting in the information-technology and utilities sectors. We continue to emphasize the financial- services, materials, energy, industrial and commercial, and health sectors.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------
     New names include Ace, an insurance company; Alcatel, the French telecommunications firm; Black &

Decker, a power-tool manufacturer; and Emerson Electric, an electric-equipment manufacturer. Although stock market indexes set new records this spring, there have been sharp divergences in relative valuations, which has enabled us to find companies--such as the ones mentioned here--with attractive prices. We continue to have an above-average exposure to the basic materials and energy sectors, where leading companies such as Alcoa and BP Amoco handled the 1998 downturn in energy prices quite well, and are well positioned to participate in the improving environment we see developing in 1999.
     Turning to the bond portion of the fund, interest rates rose sharply during the six months, reflecting the strength of the U.S. economy and prospects for economic recovery in Asia and Latin America. The primary strategic change within our fixed- income holdings during the half-year was to raise our commitment to high-quality corporate bonds, while reducing our U.S. Treasury holdings. We had maintained a large position in Treasuries last year because we believed that corporate bonds were not attractively priced. But during the second half of 1998, Treasuries outperformed corporate bonds, and corporates became substantially more attractive. Our Treasury position has been reduced to about 9% of the bond portion of the fund to take advantage of the more attractive yields on corporate bonds.
     We have been pleasantly surprised by how stable the stock market has been, given the change in market leadership and the sharp correction in the speculative Internet sector since April. Vanguard Wellington Fund is well positioned if we are correct in our view that world economic growth will pick up later in 1999 and that inflation will remain stable or increase only modestly going forward.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

June 10, 1999

PERFORMANCE SUMMARY
WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1978-MAY 31, 1999
--------------------------------------------------------------------------------
                           WELLINGTON FUND                   COMPOSITE*
 FISCAL         CAPITAL         INCOME         TOTAL           TOTAL
 YEAR           RETURN          RETURN         RETURN          RETURN
--------------------------------------------------------------------------------
 1979              4.9%           7.9%           12.8%           10.1%
 1980             18.1            9.2            27.3            21.8
 1981             -5.6            8.4             2.8            -0.4
 1982             10.1            9.7            19.8            22.4
 1983             17.0            8.7            25.7            19.2
 1984              0.6            7.7             8.3             7.2
 1985             18.3            8.2            26.5            27.5
 1986             17.3            7.0            24.3            26.4
 1987             -7.1            2.8            -4.3            -2.0
 1988             13.8            7.2            21.0            19.3
 1989             13.4            6.6            20.0            25.7

--------------------------------------------------------------------------------
                           WELLINGTON FUND                 COMPOSITE*
 FISCAL         CAPITAL        INCOME         TOTAL          TOTAL
 YEAR           RETURN         RETURN         RETURN         RETURN
--------------------------------------------------------------------------------
 1990             -8.4%           5.8%           -2.6%           -0.2%
 1991             10.2            6.6            16.8            19.2
 1992              9.2            5.8            15.0            15.9
 1993              8.4            5.2            13.6            11.8
 1994             -5.2            4.4            -0.8            -1.6
 1995             27.3            5.4            32.7            33.0
 1996             16.7            4.6            21.3            19.8
 1997             14.2            4.4            18.6            21.6
 1998              9.6            4.2            13.8            20.1
 1999**            3.1            2.5             5.6             6.3
--------------------------------------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Index. **Six months ended May 31, 1999.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
--------------------------------------------------------------------------------
                                                                10 YEARS
                    INCEPTION                          -------------------------
                       DATE       1 YEAR    5 YEARS    CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Wellington Fund     7/1/1929      4.01%     17.18%       8.46%   5.15%    13.61%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return  information through the latest calendar quarter.

FUND PROFILE
WELLINGTON FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.


TOTAL FUND CHARACTERISTICS
-------------------------------
Yield                    3.4%
Turnover Rate            23%*
Expense Ratio          0.32%*
Cash Reserves            2.1%

*Annualized.


FUND ASSET ALLOCATION
-------------------------------
[GRAPH]
Cash Reserves              2%
Stocks                    67%
Bonds                     31%


TOTAL FUND VOLATILITY MEASURES
--------------------------------
           WELLINGTON    S&P 500
--------------------------------
R-Squared        0.82       1.00
Beta             0.59       1.00


TEN LARGEST STOCKS (% OF EQUITIES)
---------------------------------------------------
Citigroup, Inc.                                3.1%
International Business Machines Corp.          2.6
Motorola, Inc.                                 2.6
CIGNA Corp.                                    2.5
Xerox Corp.                                    2.5
Pharmacia & Upjohn, Inc.                       2.4
Ford Motor Co.                                 2.3
Alcoa Inc.                                     2.2
Dow Chemical Co.                               2.1
Union Pacific Corp.                            2.0
---------------------------------------------------
Top Ten                                       24.3%
---------------------------------------------------
Top Ten as % of Total Net Assets              16.2%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                               MAY 31, 1998             MAY 31, 1999
                               -------------------------------------------------
                                WELLINGTON        WELLINGTON     S&P 500
                               -------------------------------------------------

Auto & Transportation .........   8.3%              10.9%          2.6%
Consumer Discretionary ........   5.2                7.1          12.6
Consumer Staples ..............   2.6                2.5           8.2
Financial Services ............  19.0               16.1          16.7
Health Care ...................  11.9                9.8          11.1
Integrated Oils ...............  10.0               10.0           5.7
Other Energy ..................   1.3                2.1           1.2
Materials & Processing ........  17.2               14.6           3.7
Producer Durables .............   9.1                8.2           4.0
Technology ....................   1.2                6.4          17.1
Utilities .....................   8.8                8.1          11.9
Other .........................   5.4                4.2           5.2
--------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-----------------------------------------------
                          WELLINGTON    S&P 500
-----------------------------------------------
Number of Stocks                 102        500
Median Market Cap             $21.4B     $61.1B
Price/Earnings Ratio           24.0x      28.3x
Price/Book Ratio                3.0x       4.9x
Dividend Yield                  2.2%       1.3%
Return on Equity               19.0%      22.0%
Earnings Growth Rate           10.5%      14.9%
Foreign Holdings               12.5%       1.5%


EQUITY INVESTMENT FOCUS
-----------------------------------------------
[GRID]
Market Cap               Large
Style                    Value


FIXED-INCOME CHARACTERISTICS
---------------------------------------------
                                      LEHMAN
                    WELLINGTON        INDEX*
---------------------------------------------
Number of Bonds            224         7,524
Yield to Maturity          7.0          6.4%
Average Coupon            7.1%          6.8%
Average Maturity    18.0 years     9.0 years
Average Quality            Aa3           Aaa
Average Duration     8.9 years     4.9 years

*Lehman Aggregate Bond Index.



FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------------
[GRID]
Credit Quality        Investment-Grade Corporte
Average Maturity      Long



DISTRIBUTION BY ISSUER (% OF BONDS)
-------------------------------------------
Asset-Backed                           0.0%
Commercial Mortgage-Backed             2.9
Finance                               24.1
Foreign                               10.5
Government Mortgage-Backed             3.9
Industrial                            32.5
Treasury/Agency                        9.0
Utilities                             16.2
Other                                  0.9
-------------------------------------------
Total                                100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Treasury/Agency                        9.0%
Aaa                                   11.6
Aa                                    23.3
A                                     43.9
Baa                                   11.9
Ba                                     0.0
B                                      0.0
Not Rated                              0.3
-------------------------------------------
Total                                100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investments.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
COMMON  STOCKS  (66.9%)
--------------------------------------------------------------------------------
AUTO &  TRANSPORTATION  (7.3%)
  Ford  Motor  Co.                                   7,089,515        $  404,545
  Union Pacific Corp.                                6,195,500           353,531
  General Motors Corp.                               3,791,000           261,579
  Norfolk Southern Corp.                             5,000,100           163,753
  KLM Royal Dutch Air Lines
    NV ADR                                           5,142,857           149,143
  CSX Corp.                                          3,000,000           140,812
  Canadian  NationalRailway  Co.                     2,200,000           140,800
o Delphi  Automotive
    Systems  Corp.                                   8,653,700           169,829
  TRW, Inc.                                          2,231,600           111,719
  British Airways PLC                                  689,200            49,967
                                                                       ---------
                                                                       1,945,678
                                                                       ---------

CONSUMER  DISCRETIONARY (4.8%)
  Kimberly-Clark  Corp.                              5,600,000           328,650
  Sears,Roebuck & Co.                                3,671,300           175,534
  Whirlpool Corp.                                    2,420,000           156,090
  May Department Stores Co.                          3,462,000           149,948
  Eastman Kodak Co.                                  2,129,600           144,014
  Black & Decker Corp.                               2,342,300           133,365
  J.C. Penney Co., Inc.                              2,041,700           105,530
  Gillette Co.                                       1,605,000            81,855
                                                                       ---------
                                                                       1,274,986
                                                                       ---------
CONSUMER  STAPLES (1.6%)
  Philip Morris Cos.,  Inc.                          5,000,000           192,813
  H.J. Heinz Co.                                     3,000,000           144,938
  Bestfoods                                          2,000,000           100,000
                                                                       ---------
                                                                         437,751
                                                                       ---------
FINANCIAL SERVICES (10.8%)
  Citigroup, Inc.                                    8,264,000           547,490
  CIGNA Corp.                                        4,800,000           447,600

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                        SHARES             (000)
--------------------------------------------------------------------------------
  Wachovia  Corp.                                    4,000,000        $  353,000
  U.S.  Bancorp                                      8,430,300           273,985
  Marsh & McLennan  Cos.,  Inc.                      3,442,500           250,442
  MBIA,  Inc.                                        2,677,600           182,914
  Bank of America Corp.                              2,102,680           136,017
  Jefferson-Pilot Corp.                              1,950,000           131,991
  Ace, Ltd.                                          4,000,000           122,000
  Fannie Mae                                         1,700,000           115,600
  Spieker Properties,  Inc.REIT                      2,000,000            81,875
  Equity  Office  Properties
     Trust REIT                                      2,500,000            70,625
  Archstone  Communities  Trust REIT                 3,000,000            67,500
  Equity Residential  Properties
    Trust REIT                                       1,300,000            62,319
  Starwood Hotels & Resorts
  Worldwide,  Inc.                                   1,126,500            36,893
                                                                       ---------
                                                                       2,880,251
                                                                       ---------
HEALTH CARE (6.6%)
  Pharmacia & Upjohn, Inc.                           7,865,400           436,038
  Johnson & Johnson                                  3,600,000           333,450
  Bristol-Myers Squibb Co.                           3,800,000           260,775
  Abbott  Laboratories                               5,400,000           244,012
  Baxter International,  Inc.                        3,398,200           219,396
  American Home
  Products Corp.                                     2,500,000           144,062
  Columbia/HCA  Healthcare Corp.                     5,000,000           117,812
                                                                       ---------
                                                                       1,755,545
                                                                       ---------
INTEGRATED OILS (6.7%)
  Royal Dutch  Petroleum
    Co. ADR                                          5,412,048           306,119
  BP Amoco PLC ADR                                   2,646,666           283,524

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                        SHARES             (000)
--------------------------------------------------------------------------------
  Repsol SA ADR                                     10,493,100        $  188,876
  Chevron Corp.                                      2,000,000           185,375
o Total SA ADR                                       2,533,999           154,099
  USX-Marathon  Group                                5,000,000           149,688
  Texaco Inc.                                        1,800,000           117,900
  Phillips  Petroleum Co.                            2,200,000           115,363
  Unocal Corp.                                       2,865,000           113,884
  Sunoco,  Inc.                                      3,000,000            91,313
  Exxon Corp.                                        1,000,000            79,875
                                                                       ---------
                                                                       1,786,016
                                                                       ---------
OTHER  ENERGY (1.4%)
  Schlumberger  Ltd.                                 3,000,000           180,563
  Halliburton Co.                                    2,509,000           103,810
  Baker Hughes,  Inc.                                3,000,000            93,375
                                                                       ---------
                                                                         377,748
                                                                       ---------
MATERIALS &  PROCESSING (9.8%)
  Alcoa Inc.                                         7,242,200           398,321
  Dow Chemical Co.                                   3,038,400           369,166
  E.I. du Pont de Nemours & Co.                      5,145,200           336,689
(1)Phelps Dodge Corp.                                3,604,900           186,779
o Rhone-Poulenc SA ADR                               3,122,316           146,359
  BOC Group PLC ADR                                  4,000,000           137,000
  PPG Industries,  Inc.                              2,200,000           133,513
  Temple-Inland Inc.                                 1,984,600           132,968
  Willamette  Industries,  Inc.                      3,071,000           130,134
  British Steel PLC ADR                              6,000,000           130,125
  Imperial  Chemical  Industries
    PLC ADR                                          2,515,000           110,503
  International  Paper Co.                           1,811,000            90,550
  Reynolds Metals Co.                                1,600,000            85,100
  Lubrizol Corp.                                     2,500,000            68,750
  Weyerhaeuser  Co.                                    862,600            53,535
  Cabot Corp.                                        2,238,300            52,880
  Witco Chemical Corp.                               2,714,200            47,498
                                                                       ---------
                                                                       2,609,870
                                                                       ---------
PRODUCER DURABLES  (5.5%)
  Xerox Corp.                                        7,800,000           438,262
  Caterpillar,  Inc.                                 3,720,000           204,135
  Northrop  Grumman  Corp.                           3,000,000           202,500
  Alcatel SA ADR                                     5,900,000           139,756
  United Technologies Corp.                          2,000,000           124,125
  Pall Corp.                                         4,923,700            98,782
  Thomas & Betts Corp.                               2,284,500            97,805
  Emerson  Electric Co.                              1,300,000            83,037
  Parker Hannifin Corp.                              1,704,800            74,478
                                                                       ---------
                                                                       1,462,880
                                                                       ---------
TECHNOLOGY (4.3%)
  International Business
  Machines Corp.                                     4,020,000           467,576
  Motorola,  Inc.                                    5,500,000           455,469
  Hewlett-Packard  Co.                               2,410,800           227,369
                                                                       ---------
                                                                       1,150,414
                                                                       ---------
UTILITIES (5.4%)
  Bell Atlantic Corp.                                5,136,000           281,196
  AT&T Corp.                                         4,349,700           241,408
  ALLTEL Corp.                                       2,723,400           195,234
  Duke Energy Corp.                                  2,500,000           150,781
  SBC  Communications  Inc.                          2,872,600           146,862
  Texas Utilities Co.                                2,490,000           112,050
  Cinergy Corp.                                      3,155,000           107,664

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                        SHARES             (000)
--------------------------------------------------------------------------------
  Carolina  Power &  Light  Co.                      2,000,000        $   87,500
  Pinnacle  West  Capital  Corp.                     1,763,600            73,851
  PacifiCorp                                         3,150,000            57,291
                                                                       ---------
                                                                       1,453,837
                                                                       ---------
OTHER (2.7%)
(1)Cooper Industries, Inc.                           5,085,700           252,060
  Minnesota  Mining &
    Manufacturing  Co.                               2,000,000           171,500
  Canadian Pacific Ltd.                              7,000,800           160,143
  Norsk Hydro AS ADR                                 3,556,300           142,474
                                                                       ---------
                                                                         726,177
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,286,901)                                                    17,861,153
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
CORPORATE  BONDS (22.6%)
--------------------------------------------------------------------------------
FINANCE  (7.5%)
Allstate  Corp.
  6.75%, 5/15/2018                                    $ 45,000            43,444
Ambac, Inc.
  7.50%, 5/1/2023                                       25,000            25,605
American ReCorp
  7.45%, 12/15/2026                                     54,000            56,044
Associates Corp. of North America
  6.875%, 11/15/2008                                    50,000            50,423
BB&T Corp.
  7.25%, 6/15/2007                                      36,900            37,522
Banc One Corp.
  7.625%, 10/15/2026                                    20,000            20,851
  9.875%, 3/1/2019                                      20,000            24,675
BankBoston Corp.
  6.625%, 12/1/2005                                     27,000            26,703
BankAmerica Corp.
  7.20%, 4/15/2006                                      20,000            20,331
British Gas Finance
  6.625%, 6/1/2018                                      50,000            47,736
CIGNA Corp.
  7.875%, 5/15/2027                                     50,000            51,796
The Chase Manhattan Corp.
  6.50%, 1/15/2009                                      10,000             9,775
  6.50%, 1/15/2009                                      20,000            19,550
Chubb Corp.
  6.15%, 8/15/2005                                      20,000            19,720
  6.60%, 8/15/2018                                      22,000            21,224
Cincinnati  Financial Corp.
  6.90%, 5/15/2028                                      40,000            38,388
Citigroup, Inc.
  6.625%, 1/15/2028                                     50,000            46,337
Citicorp
  6.75%, 8/15/2005                                      40,000            40,246
Comerica Bank
  7.875%, 9/15/2026                                     20,000            21,514
  8.375%, 7/15/2024                                     20,500            21,614
Dean Witter, Discover & Co.
  6.75%, 10/15/2013                                     24,275            23,681
  7.07%, 2/10/2014                                      17,500            17,338
Equitable  Companies Inc.
  7.00%, 4/1/2028                                       50,000            48,881

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
WELLINGTON FUND                                          (000)             (000)
--------------------------------------------------------------------------------
Farmers  Exchange  Capital
  7.05%, 7/15/2028                                   $  50,750        $   47,303
First Chicago Corp.
  6.375%, 1/30/2009                                     48,500            47,146
First Colony Corp.
  6.625%, 8/1/2003                                      34,605            34,838
First Union Corp.
  7.50%, 4/15/2035                                      30,000            31,411
Fleet Financial Group
  6.875%, 1/15/2028                                     50,000            47,436
General Electric Global Insurance
Holdings Corp.
  7.00%, 2/15/2026                                      35,000            34,979
General  Electric  Capital  Services
  7.50%, 8/21/2035                                      11,000            11,867
General Electric Capital Corp.
  8.125%, 5/15/2012                                     30,000            33,325
General Motors Acceptance Corp.
  6.00%, 4/1/2011                                       27,370            25,456
General Re Corp.
  9.00%, 9/12/2009                                      32,000            37,866
John Hancock Mutual Life
Insurance Co.
  7.375%, 2/15/2024                                     45,000            45,720
Jackson  National  Life  Insurance Co.
  8.15%, 3/15/2027                                      50,000            53,557
Liberty Mutual Insurance Co.
  7.875%, 10/15/2026                                    56,210            56,907
Lumbermens Mutual Casualty Co.
  9.15%, 7/1/2026                                       55,000            59,790
Metropolitan Life Insurance Co.
  7.70%, 11/1/2015                                      51,000            53,509
NBD Bancorp, Inc.
  7.125%, 5/15/2007                                     25,000            25,550
National City Columbus
  7.25%, 7/15/2010                                      25,000            25,764
National City Bank Pennsylvania
  7.25%, 10/21/2011                                     20,000            20,740
NationsBank Corp.
  7.80%, 9/15/2016                                      50,000            53,271
Norwest Financial Inc.
  6.25%, 12/15/2007                                     35,000            33,940
Pacific  Mutual Life
  7.90%, 12/30/2023                                     35,000            37,870
Provident Cos.,  Inc.
  7.25%, 3/15/2028                                      40,000            39,832
Prudential  Insurance Co.
  8.30%, 7/1/2025                                       40,000            45,225
Frank Russell Co.
  5.625%, 1/15/2009                                     50,000            46,492
Sears Roebuck & Co. Acceptance Corp.
  6.875%, 10/15/2017                                    30,000            28,736
SunTrust Bank Atlanta
  7.25%, 9/15/2006                                      35,000            36,046
Torchmark Corp.
  7.875%, 5/15/2023                                     45,000            45,685
Toyota Motor Credit Corp.
  5.50%, 12/15/2008                                     50,000            46,414
Transamerica Financial Corp.
  6.40%, 9/15/2008                                      29,265            28,490

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (000)             (000)
--------------------------------------------------------------------------------
UNUM Corp.
  6.75%, 12/15/2028                                   $ 30,000        $   28,239
US Bank NA Minnesota
  5.625%, 11/30/2005                                    50,000            47,389
Wachovia Corp.
  5.625%, 12/15/2008                                    55,000            50,766
                                                                       ---------
                                                                       1,994,957
                                                                       ---------

INDUSTRIAL  (10.1%)
Airtouch Communications Inc.
  6.65%, 5/1/2008                                       50,000            49,758
Albertson's  Inc.
  7.75%, 6/15/2026                                      50,000            53,984
Aluminum Co. of America
  6.50%, 6/15/2018                                      50,000            46,677
Amoco Corp.
  6.50%, 8/1/2007                                       25,000            25,120
Anheuser-Busch  Cos., Inc.
  7.00%, 12/1/2025                                      30,000            28,669
Archer-Daniels-Midland Co.
  7.50%, 3/15/2027                                      50,000            52,505
Autozone Inc.
  6.50%, 7/15/2008                                      50,000            48,325
Baxter International, Inc.
  7.65%, 2/1/2027                                       40,000            41,532
Becton, Dickinson & Co.
  7.00%, 8/1/2027                                       25,000            24,445
  8.70%, 1/15/2025                                      20,000            22,162
The Boeing Co.
  8.75%, 8/15/2021                                      40,200            47,178
Bristol-Myers Squibb Co.
  6.80%, 11/15/2026                                     50,000            49,851
CPC International, Inc.
  7.25%, 12/15/2026                                     45,000            46,231
CSX Corp.
  7.90%, 5/1/2017                                       40,000            41,988
Caterpillar Inc.
  6.625%, 7/15/2028                                     50,000            46,318
Champion International Corp.
  7.35%, 11/1/2025                                      40,140            39,116
Coca-Cola  Enterprises,  Inc.
  8.50%, 2/1/2022                                       50,000            57,425
Continental  Airlines
  6.648%, 3/15/2019                                     19,795            19,024
  6.90%, 7/2/2019                                       20,000            19,607
Dean Foods Co.
  6.90%, 10/15/2017                                     38,000            36,943
Diageo PLC
  6.125%, 8/15/2005                                     40,000            39,131
Dover Corp.
  6.65%, 6/1/2028                                       50,000            46,995
E.I. du Pont de Nemours & Co.
  6.50%, 1/15/2028                                      60,000            56,001
Englehard  Corp.
  6.95%, 6/1/2028                                        6,175             5,665
Federal  Express  Corp.
  6.72%, 1/15/2022                                      42,987            42,084
Fluor Corp.
  6.95%, 3/1/2007                                       42,000            41,766
Ford Motor Co.
  8.90%, 1/15/2032                                      45,000            53,622

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (000)             (000)
--------------------------------------------------------------------------------

Fortune Brands Inc.
  6.25%, 4/1/2008                                     $ 40,000        $   39,353
General Motors Corp.
  7.70%, 4/15/2016                                      25,000            26,322
Georgia-Pacific Corp.
  9.625%, 3/15/2022                                     22,000            24,132
International Business
  Machines Corp.
  6.50%, 1/15/2028                                      25,000            23,597
  8.375%, 11/1/2019                                     25,000            28,632
Johnson Controls, Inc.
  7.125%, 7/15/2017                                     27,300            26,892
KN Energy, Inc.
  7.25%, 3/1/2028                                       40,000            39,126
Kimberly-Clark Corp.
  6.375%, 1/1/2028                                      50,000            46,367
Eli Lilly & Co.
  7.125%, 6/1/2025                                      50,000            51,450
Lockheed Martin Corp.
  7.65%, 5/1/2016                                       40,000            41,447
Lucent Technologies Inc.
  7.25%, 7/15/2006                                      35,000            36,591
Masco Corp.
  6.625%, 4/15/2018                                     52,500            49,283
Massachusetts Institute
  of Technology
  7.125%, 11/2/2026                                     22,000            22,843
Mattel Inc.
  6.125%, 7/15/2005                                     35,000            33,766
McDonald's Corp.
  6.375%, 1/8/2028                                      40,000            37,609
  7.375%, 7/15/2033                                     15,000            14,816
Merck & Co.
  6.40%, 3/1/2028                                       50,000            47,520
Minnesota Mining &
  Manufacturing Corp.
  6.375%, 2/15/2028                                     60,000            55,981
Mobil Corp.
  8.625%, 8/15/2021                                     20,000            24,033
Monsanto Co.
  6.75%, 12/15/2027                                     40,000            37,312
Morton International, Inc.
  9.25%, 6/1/2020                                       21,000            24,548
Motorola, Inc.
  7.50%, 5/15/2025                                      51,500            53,525
News America Holdings Inc.
  8.00%, 10/17/2016                                     44,856            47,260
Norfolk Southern Corp.
  7.70%, 5/15/2017                                      50,000            52,217
PPG Industries, Inc.
  6.875%, 2/15/2012                                     13,600            13,511
  9.00%, 5/1/2021                                       19,750            23,677
Phillips Petroleum Co.
  9.375%, 2/15/2011                                     20,000            23,674
Procter & Gamble Co.
  9.36%, 1/1/2021                                       40,000            49,665
Raytheon Co.
  7.20%, 8/15/2027                                      32,000            31,904
  7.375%, 7/15/2025                                     18,000            17,673
Rockwell International Corp.
  6.70%, 1/15/2028                                      40,000            37,891
  7.875%, 2/15/2005                                     17,000            18,017

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (000)             (000)
--------------------------------------------------------------------------------
Rohm & Haas Co.
3)9.80%, 4/15/2020                                    $ 15,000        $   17,997
Sears, Roebuck & Co.
  9.375%, 11/1/2011                                     14,000            16,544
Southwest Airlines Co.
  7.54%, 6/29/2015                                      30,772            32,347
Stanford University
  6.875%, 2/1/2024                                      24,045            24,245
  7.65%, 6/15/2026                                      30,000            32,881
Tenneco Inc.
  7.875%, 4/15/2027                                     35,000            35,436
Texaco Capital, Inc.
  9.75%, 3/15/2020                                      15,000            19,413
The Timken Co.
  6.875%, 5/8/2028                                      40,000            36,777
Tosco Corp.
  7.80%, 1/1/2027                                       35,000            35,744
Tyco International Group
  7.00%, 6/15/2028                                      40,000            38,635
USA Waste Services Inc.
  7.00%, 7/15/2028                                      40,000            38,031
Ultramar Diamond Shamrock
  7.20%, 10/15/2017                                     40,000            38,144
United Technologies Corp.
  6.70%, 8/1/2028                                       15,000            14,328
  8.75%, 3/1/2021                                       32,000            37,944
Wal-Mart Stores, Inc.
  7.25%, 6/1/2013                                       30,000            31,646
Wendy's International, Inc.
  6.35%, 12/15/2005                                     25,500            24,710
Weyerhaeuser Co.
  6.95%, 8/1/2017                                       40,000            38,857
                                                                       ---------
                                                                       2,696,435
                                                                       ---------
UTILITIES (5.0%)
AT&T Corp.
  7.75%, 3/1/2007                                       40,000            42,719
Ameritech Capital Funding
  6.875%, 10/15/2027                                    47,250            46,902
Atlantic City Electric Co.
(2)7.00%, 9/1/2023                                      18,000            17,126
BellSouth Telecommunications
  5.875%, 1/15/2009                                     15,000            14,469
  7.50%, 6/15/2033                                      30,000            30,058
Carolina Power & Light Co.
  8.625%, 9/15/2021                                     31,000            36,701
Central Illinois Public Service
  6.125%, 12/15/2028                                    49,000            44,329
Chesapeake & Potomac
  Telephone Co. (MD)
  7.15%, 5/1/2023                                       10,000             9,961
Chesapeake & Potomac
Telephone Co. (VA)
  7.625%, 12/1/2012                                     16,400            17,930
Cincinnati Bell, Inc.
  6.30%, 12/1/2028                                      50,000            45,007
Consolidated Edison Co. of
  New York, Inc.
  6.45%, 12/1/2007                                      20,000            19,843
  7.50%, 6/15/2023                                      25,000            24,851
Duke Energy Corp.
  6.00%, 12/1/2028                                      50,000            43,058
  7.00%, 7/1/2033                                       10,000             9,290

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
WELLINGTON FUND                                          (000)             (000)
--------------------------------------------------------------------------------
El Paso Natural Gas Co.
  7.50%, 11/15/2026                                  $  35,000        $   35,598
Florida Power Corp.
  6.75%, 2/1/2028                                       44,755            43,299
GTE North, Inc.
  6.90%, 11/1/2008                                      30,000            30,575
GTE Southwest, Inc.
  6.00%, 1/15/2006                                      30,000            29,214
Illinois Bell Telephone Co.
  6.625%, 2/1/2025                                      27,725            25,464
Indiana Bell Telephone Co., Inc.
  7.30%, 8/15/2026                                      50,000            52,856
NGC Corp.
  7.125%, 5/15/2018                                     35,000            32,765
National Rural Utilities
  5.75%, 12/1/2008                                      50,000            46,964
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                                       34,019            37,948
New York Telephone Co.
  6.50%, 4/15/2028                                      20,000            18,922
  7.25%, 2/15/2024                                      20,000            19,740
Northern States Power Co.
  7.125%, 7/1/2025                                      55,000            56,256
Ohio Bell Telephone Co.
  7.85%, 12/15/2022                                     20,000            20,468
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                                      25,545            23,867
Pacific Bell
  7.125%, 3/15/2026                                     40,000            40,674
Pacific Gas & Electric Co.
  7.05%, 3/1/2024                                       25,000            25,342
PacifiCorp
  6.625%, 6/1/2007                                      20,500            20,441
  6.71%, 1/15/2026                                      21,000            19,943
Duke Energy Corp.
  7.00%, 10/15/2006                                     25,000            25,324
Southwestern Bell Telephone Co.
  7.25%, 7/15/2025                                      25,000            24,471
  7.60%, 4/26/2007                                       7,000             7,464
Sprint Capital Corp.
  6.125%, 11/15/2008                                    50,000            47,169
Tennessee Gas Pipeline Co.
  7.50%, 4/1/2017                                       40,000            41,459
U S WEST Communications Group
  6.875%, 9/15/2033                                     30,000            27,995
Washington Gas Light Co.
  6.15%, 1/26/2026                                      43,500            43,177
Wisconsin Electric Power Co.
  6.50%, 6/1/2028                                       20,000            18,922
  7.70%, 12/15/2027                                     29,100            28,821
Wisconsin Gas Co.
  6.60%, 9/15/2013                                      13,100            12,894
Wisconsin Public Service
  6.08%, 12/1/2028                                      45,000            39,793
WorldCom Inc.
  6.40%, 8/15/2005                                      48,000            47,143
                                                                       ---------
                                                                       1,347,212
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $6,054,796)                                                    6,038,604
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (000)             (000)
--------------------------------------------------------------------------------
FOREIGN BONDS (U.S. Dollar-Denominated)(3.2%)
Abbey National PLC
  6.69%, 10/17/2005                                  $  25,000        $   25,077
Abbey National First Capital
  8.20%, 10/15/2004                                     20,000            21,428
Amoco Canada Petroleum Co.
  7.95%, 10/1/2022                                      20,000            21,004
BBV International Finance
  7.00%, 12/1/2025                                      37,500            35,836
BHP Finance USA Ltd.
  7.25%, 3/1/2016                                       35,000            33,262
Bank of Montreal
  7.80%, 4/1/2007                                       15,000            15,895
Banque Nationale de Paris-NY
  7.20%, 1/15/2007                                      35,000            35,627
Banque Paribas NY
  6.95%, 7/22/2013                                      40,000            38,870
Bayerische Landesbank-NY
  6.375%, 10/15/2005                                    25,000            24,834
Husky Oil Ltd.
  7.55%, 11/15/2016                                     30,000            28,248
KFW International Finance
  7.00%, 3/1/2013                                       10,000            10,428
  7.20%, 3/15/2014                                      25,000            26,590
Province of Manitoba
  9.125%, 1/15/2018                                     20,000            24,686
  9.25%, 4/1/2020                                       20,000            25,535
Province of New Brunswick
  6.75%, 8/15/2013                                      20,400            20,805
Norsk Hydro AS
  7.15%, 11/15/2025                                     30,000            28,852
  9.00%, 4/15/2012                                      20,000            23,036
Province of Nova Scotia
  8.25%, 7/30/2022                                      30,000            34,592
Province of Ontario
  7.00%, 8/4/2005                                       40,000            41,158
Petro-Canada
  7.875%, 6/15/2026                                     32,000            33,442
Province of Quebec
  6.86%, 4/15/2026                                      20,000            19,629
Royal Bank of Scotland
  6.375%, 2/1/2011                                      30,000            28,698
Scotland International Finance
  8.85%, 11/1/2006                                      24,000            26,867
SmithKline Beecham
  7.375%, 4/15/2005                                     15,000            15,730
Societe Generale - NY
  7.40%, 6/1/2006                                       25,000            25,863
Southern Investments UK PLC
  6.80%, 12/1/2006                                      35,000            34,255
Sun Canada Financial Co.
  6.625%, 12/15/2007                                    40,000            39,678
Talisman Energy, Inc.
  7.125%, 6/1/2007                                      20,000            19,694
Toronto Dominion Bank-NY
  6.45%, 1/15/2009                                      14,000            13,713
  6.50%, 8/15/2008                                      10,000             9,848

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (000)             (000)
--------------------------------------------------------------------------------
Westdeutsche Landesbank-NY
  6.75%, 6/15/2005                                    $ 40,000         $  39,950
Zeneca Wilmington Inc.
  7.00%, 11/15/2023                                     50,000            50,443

--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $844,128)                                                        873,573
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.0%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.5%)
Aid-Israel State
  (U.S. Government Guaranteed)
  5.89%, 8/15/2005                                      23,000            22,948
U.S. Treasury Bond
  7.25%, 5/15/2016                                      75,000            83,821
U.S. Treasury Notes
  5.625%, 2/15/2006                                     95,000            94,141
  5.625%, 5/15/2008                                     85,000            84,212
  6.50%, 8/15/2005                                     100,000           103,728
  6.50%, 10/15/2006                                    100,000           104,059
  6.625%, 5/15/2007                                    100,000           105,160
  7.875%, 11/15/2004                                    50,000            54,923
                                                                        --------
                                                                         652,992
                                                                        --------

AGENCY BONDS & NOTES (0.3%)
Federal Home Loan Bank
  5.24%, 12/18/2008                                     45,000            41,397
Tennessee Valley Authority
  Global Bond
  6.75%, 11/1/2025                                      50,000            51,683
                                                                        --------
                                                                          93,080
                                                                        --------
MORTGAGE-BACKED SECURITIES (1.2%)
Federal National
  Mortgage Association
  5.735%, 1/1/2009                                      39,851            38,605
Government National
  Mortgage Association
(3)6.00%, 9/15/2028                                        482               457
(3)6.00%, 11/15/2028                                     4,503             4,271
(3)6.00%, 12/15/2028                                    97,833            92,785
(3)6.00%, 1/15/2029                                    145,260           137,775
(3)6.00%, 2/15/2029                                     50,269            47,670
                                                                        --------
                                                                         321,563
                                                                        --------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,073,032)                                                    1,067,635
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
--------------------------------------------------------------------------------
Asset Securitization Corp.
(3)6.75%, 2/14/2041                                     35,000            34,944
(3)7.49%, 4/14/2029                                     34,000            35,340
Credit Suisse First Boston Mortgage
Securities Corp.
(3)7.24%, 6/20/2029                                     35,000            35,875
DLJ Mortgage Acceptance Corp.
(3)6.82%, 10/15/2030                                    25,000            25,055
(3)7.60%, 5/15/2030                                     36,000            37,102
Morgan Stanley Capital I Inc.
(3)7.22%, 7/15/2029                                     35,000            36,083
Nomura Asset Securities Corp.
(3)6.69%, 3/15/2030                                     34,000            33,363
--------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (COST $238,994)                                                        237,762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
                                                         (OOO)             (000)
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------------------
Oakland CA Pension Obligation
  6.98%, 12/15/2009                                     20,000           20,616
Chelan County Washington Public
  Utility District
  7.07%, 6/1/2007                                       10,000           10,245
  7.10%, 6/1/2008                                       12,000           12,304
Southern California Public
  Power Auth
  6.93%, 5/15/2017                                      30,000           30,745
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
  (COST $72,000)                                                         73,910
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.83%, 6/1/1999                                      311,917          311,917
  4.83%-4.84%, 6/1/1999--Note G                         84,331           84,331
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $396,248)                                                       396,248
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
  (COST $19,966,099)                                                 26,548,885
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    289,785
Liabilities--Note G                                                    (135,930)
                                                                       --------
                                                                        153,855
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 869,856,162 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                          $ 26,702,740
================================================================================
NET ASSET VALUE PER SHARE                                                $30.70
================================================================================
*See Note A in Notes to Financial Statements.
o Non-Income-Producing Security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of the company. The total market value of investments in affiliated companies was $438,839,000.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid in Capital                                   $ 19,447,548         $   22.36
Undistributed Net
  Investment Income                                    148,214               .17
Accumulated Net
  Realized Gains                                       524,192               .60
Unrealized Appreciation--
  Note F                                             6,582,786              7.57
--------------------------------------------------------------------------------
NET ASSETS                                        $ 26,702,740         $   30.70
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                 WELLINGTON FUND
                                                   SIX MONTHS ENDED MAY 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                       $   185,381
   Interest                                                             301,028
   Security Lending                                                         961
                                                                       --------
      Total Income                                                      487,370
                                                                       --------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                           4,810
      Performance Adjustment                                             (1,195)
   The Vanguard Group--Note C
      Management and Administrative                                      35,282
      Marketing and Distribution                                          2,372
   Custodian Fees                                                            70
   Auditing Fees                                                             13
   Shareholders' Reports                                                    471
   Trustees' Fees and Expenses                                               21
                                                                       --------
      Total Expenses                                                     41,844
      Expenses Paid Indirectly--Note D                                   (1,106)
                                                                       --------
      Net Expenses                                                       40,738

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   446,632
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                        528,617
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                 433,134
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,408,383
================================================================================
*Dividend   income  and  realized  net  gain  from  affiliated   companies  were
$10,406,000 and $9,037,000, respectively.


STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------
                                                                  WELLINGTON FUND
                                                           ----------------------------
                                                             SIX MONTHS            YEAR
                                                                  ENDED           ENDED
                                                           MAY 31, 1999   NOV. 30, 1998
                                                                  (000)           (000)
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment  Income                                $    446,632    $    874,690
     Realized Net Gain                                          528,617       1,953,295
     Change in Unrealized Appreciation (Depreciation)           433,134         214,437
                                                             --------------------------
        Net Increase in Net Assets Resulting from Operations  1,408,383       3,042,422
                                                             --------------------------
DISTRIBUTIONS
     Net Investment  Income                                    (593,363)       (871,468)
     Realized  Capital  Gain                                 (1,954,156)     (1,082,884)
                                                             --------------------------
     Total Distributions                                     (2,547,519)     (1,954,352)
                                                             --------------------------

CAPITAL  SHARE TRANSACTIONS1
     Issued                                                   2,264,789       4,860,919
     Issued in Lieu of Cash Distributions                     2,429,911       1,853,402
     Redeemed                                                (2,682,045)     (3,313,452)
                                                             --------------------------
        Net Increase from Capital Share Transactions          2,012,655       3,400,869
---------------------------------------------------------------------------------------
     Total Increase                                             873,519       4,488,939
---------------------------------------------------------------------------------------
NET ASSETS
     Beginning  of Period                                    25,829,221      21,340,282
                                                             --------------------------
     End of Period                                         $ 26,702,740    $ 25,829,221
=======================================================================================
1Shares Issued (Redeemed)
   Issued                                                        75,718         157,319
   Issued in Lieu of Cash Distributions                          84,175          62,577
   Redeemed                                                     (89,929)       (107,318)
                                                             --------------------------
      Net Increase in Shares Outstanding                         69,964         112,578
=======================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------
                                                                                      WELLINGTON FUND
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED       -------------------------------------------
THROUGHOUT EACH PERIOD                             MAY 31, 1999        1998      1997     1996      1995     1994
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $32.29      $31.05    $28.34   $24.57    $19.33   $20.78
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                  .52        1.13      1.11     1.02       .96      .88
     Net Realized and Unrealized Gain (Loss)
          on Investments                                   1.05        2.86      3.77     4.00      5.19    (1.03)
                                                         --------------------------------------------------------
          Total from Investment Operations                 1.57        3.99      4.88     5.02      6.15     (.15)
                                                         --------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                  (.72)      (1.18)    (1.06)    (.97)     (.88)    (.92)
     Distributions from Realized Capital Gains            (2.44)      (1.57)    (1.11)    (.28)     (.03)    (.38)
                                                         --------------------------------------------------------
          Total Distributions                             (3.16)      (2.75)    (2.17)   (1.25)     (.91)   (1.30)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $30.70      $32.29    $31.05   $28.34    $24.57   $19.33
=================================================================================================================
TOTAL RETURN                                              5.57%      13.84%    18.60%   21.26%    32.70%   -0.82%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)               $26,703     $25,829   $21,340  $16,505   $12,333   $8,638
     Ratio of Total Expenses to
          Average Net Assets                             0.32%*       0.31%     0.29%    0.31%     0.33%    0.35%
     Ratio of Net Investment Income to
          Average Net Assets                             3.44%*       3.68%     3.97%    4.08%     4.37%    4.35%
     Portfolio Turnover Rate                               23%*         29%       27%      30%       24%      32%
=================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Corporate AA or Better Bond Index. For the six months ended May 31, 1999, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before a decrease of $1,195,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the fund had contributed capital of $4,180,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 6.0% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended May 31, 1999, these arrangements reduced the fund's expenses by $1,106,000 (an annual rate of 0.01% of average net assets).

E. During the six months ended May 31, 1999, the fund purchased $2,139,726,000 of investment securities and sold $1,839,912,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $389,675,000 and $856,205,000, respectively.

F. At May 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,582,786,000, consisting of unrealized gains of $6,977,204,000 on securities that had risen in value since their purchase and $394,418,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at May 31, 1999, was $324,379,000, for which the fund had received as collateral cash of $84,331,000 and U.S. Treasury securities with a market value of $252,828,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative
  Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate
  Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term
  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

            TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The
Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson& Johnson*Merck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of
Economics, Princeton University; Director of
Prudential Insurance Co. of America, Banco Bilbao
Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

             OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]
                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]
                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]
                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[SHIP LOGO]
[THE VANGUARD GROUP LOGO]
Post  Office  Box 2600
Valley  Forge,  Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q212--07/12/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.